UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 7, 2024

MARTEN TRANSPORT, LTD.
(Exact name of registrant as specified in its charter)

Delaware	0-15010	39-1140809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

129 Marten Street Mondovi, Wisconsin	54755
(Address of principal executive offices)	(Zip Code)

(715) 926-4216
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
COMMON STOCK, PAR VALUE $.01 PER SHARE	MRTN	THE NASDAQ STOCK MARKET LLC (NASDAQ GLOBAL SELECT MARKET)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management.

Item 5.02	Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Non-employee Directors

On May 7, 2024, the Company’s Compensation Committee also reviewed and approved the following fee schedule for non-employee directors effective as of May 1, 2024, which remains unchanged from the prior fee schedule:

Annual Board Retainer	$45,000
Lead Director	15,000
Audit Committee chair	15,000
Compensation Committee chair	10,000
Nominating/Corporate Governance Committee chair	10,000

Non-employee directors also receive $1,500 for attendance at each Board meeting, $750 for each committee meeting attended and reimbursement for out-of-pocket expenses related to attending meetings.

Each non-employee director will also receive a grant of 3,500 shares of common stock in connection with re-election to the Board by the stockholders, which is an increase from the prior year’s grant of 3,000 shares of common stock.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Marten Transport, Ltd. held its 2024 Annual Meeting of Stockholders on May 7, 2024. The final results of the stockholder vote on the business brought before the meeting are as follows:

1.    To elect eight directors to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified. Our stockholders duly elected all director nominees as follows:

	For	Withheld	Broker Non-Votes
Randolph L. Marten	69,946,030	1,151,995	2,876,889
Larry B. Hagness	65,008,906	5,657,782	3,308,226
Thomas J. Winkel	66,127,176	4,539,512	3,308,226
Jerry M. Bauer	66,655,453	4,011,235	3,308,226
Robert L. Demorest	62,895,507	7,771,182	3,308,226
Ronald R. Booth	69,138,958	1,983,988	2,851,969
Kathleen P. Iverson	70,731,187	391,759	2,851,969
Patricia L. Jones	69,208,141	1,914,804	2,851,969

2.	To consider and hold a vote on an advisory resolution to approve executive compensation. Our stockholders approved this proposal as follows:

For	Against	Abstain	Broker Non-Votes
70,379,466	718,355	25,124	2,851,969

3.	To consider a proposal to ratify the selection of Grant Thornton LLP as our independent public accountants for the year ending December 31, 2024. Our stockholders approved this proposal as follows:

For	Against	Abstain	Broker Non-Votes
73,626,529	329,966	18,419	0

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Shell Company Transactions.

Not Applicable.

(d)	Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARTEN TRANSPORT, LTD.

Dated: May 10, 2024	By:	/s/ James J. Hinnendael
James J. Hinnendael
Its: Executive Vice President and
Chief Financial Officer

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